T. Rowe Price International Discovery Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2025, Dawei Feng will join the fund as a portfolio manager and will assume joint responsibility with Wenli Zheng for selecting the fund’s investments in Greater China. Effective December 31, 2025, Mr. Zheng will step down from his role on the fund and Mr. Feng will assume sole responsibility for selecting the fund’s investments in Greater China. Mr. Feng joined T. Rowe Price in 2018.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2025, Dawei Feng will join the fund as a portfolio manager and will assume joint responsibility with Wenli Zheng for selecting the fund’s investments in Greater China. Effective December 31, 2025, Mr. Zheng will step down from his role on the fund and Mr. Feng will assume sole responsibility for selecting the fund’s investments in Greater China. Benjamin Griffiths will continue in his role as the fund’s lead portfolio manager and chair of the fund’s Investment Advisory Committee and Hiroshi Watanabe will continue to be responsible for selecting the fund’s investments in Japan. Mr. Feng joined the Firm in 2018, and his investment experience dates from 2008. During the past five years, he has served as an investment analyst covering the Greater China region.

The date of this supplement is March 13, 2025.

F38-041 3/13/25